UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 5, 2015

FULTON FINANCIAL
CORPORATION
(Exact name of Registrant as specified in its Charter)

Pennsylvania	0-10587	23-2195389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
One Penn Square Lancaster, Pennsylvania		17604
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: 717-291-2411
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 - Submission of Matters to a Vote of Security Holders.
Fulton Financial Corporation (“Fulton”) held its 2015 Annual Meeting of Shareholders (“Annual Meeting”) on Tuesday, May 5, 2015 at 10:00 a.m. Eastern Time. At the Annual Meeting, shareholders voted on the three matters described in the Proxy Statement dated March 24, 2015, which consisted of: (i) the election of eleven (11) director nominees to serve for one-year terms; (ii) a non-binding say-on-pay resolution to approve the compensation of the named executive officers; and (iii) the ratification of the appointment of KPMG LLP as Fulton’s independent auditor for the fiscal year ending December 31, 2015.
All matters voted upon at the Annual Meeting were approved by shareholders, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each such matter, where applicable, are set forth below.
Proposal 1 - The election of eleven (11) director nominees to serve for one-year terms.

Nominee	For	Against	Abstain	Broker Non-Vote
John M. Bond, Jr.	118,731,121	1,797,033	718,822	24,097,383
Lisa Crutchfield	119,109,489	1,242,939	894,548	24,097,383
Denise L. Devine	118,634,383	1,894,509	718,084	24,097,383
Patrick J. Freer	118,269,492	2,249,336	728,148	24,097,383
George W. Hodges	117,442,553	3,030,935	773,488	24,097,383
Albert Morrison III	118,759,270	1,715,145	772,561	24,097,383
James R. Moxley III	119,473,946	1,003,443	769,587	24,097,383
R. Scott Smith, Jr.	118,696,514	1,702,093	848,369	24,097,383
Gary A. Stewart	118,131,453	2,350,004	765,519	24,097,383
Ernest J. Waters	118,690,976	1,792,781	763,219	24,097,383
E. Philip Wenger	110,365,615	10,010,821	870,540	24,097,383

Proposal 2 - A non-binding say-on-pay resolution to approve the compensation of the named executive officers.

For	Against	Abstain	Broker Non-Vote
114,776,913	4,591,538	1,878,525	24,097,383

Proposal 3 -The ratification of the appointment of KPMG LLP as Fulton’s independent auditor for the fiscal year ending December 31, 2015.

For	Against	Abstain	Broker Non-Vote
140,286,634	4,211,841	845,884	0

Item 8.01 - Other Events.

On May 5, 2015, Fulton issued a press release (the “Press Release”) to announce that James R. Moxley III, a new director on Fulton’s Board of Directors, was elected at the Annual Meeting. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information in this Form 8-K provided under Item 8.01, including all exhibits attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities

Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing of Fulton under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description
99.1	Press Release dated May 5, 2015

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2015	FULTON FINANCIAL CORPORATION
By: /s/ Daniel R. Stolzer
Daniel R. Stolzer
Executive Vice President and
General Counsel